Receivables	12 Months Ended
Dec. 31, 2010
Receivables [Abstract]
Receivables

Note 7    Receivables

Receivables were comprised of the following (in thousands):

	As of December 31, 2009	As of December 31, 2010
Service charges:
Billed	$294,105	$252,483
Unbilled	10,918	9,037
Other	10,033	10,579
Allowance for doubtful accounts	(20,517)	(21,748)

Total	$294,539	$250,351

Unbilled service charges represent amounts earned and accrued as receivables from customers for services rendered prior to the end of the reporting period. Unbilled service charges are expected to be billed and collected within twelve months of the respective balance sheet date. Other receivables as of December 31, 2009 and 2010 include $3.3 million and $5.0 million, respectively, of receivables due from our indirect parent, Intelsat Global.